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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2005

                              IMMUNICON CORPORATION
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               (Exact name of registrant specified in its charter)

             DELAWARE                  000-50677              23-2269490
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  (State or other jurisdiction       (Commission          (I.R.S. Employer
        of incorporation)            File Number)        Identification No.)

     3401 Masons Mill Rd., Suite 100, Huntingdon Valley,
                        Pennsylvania                           19006
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            (Address of principal executive offices)         (Zip Code)

           Registrant's telephone, including area code: (215) 830-0777

                                 Not applicable.
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         (Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01.   REGULATION FD DISCLOSURE.

        On June 30, 2005, Immunicon Corporation ("Immunicon") issued a press release announcing that the Company has made its first third party commercial shipment of a CellTracks(R) Analyzer II. This unit, shipped to the Fox Chase Cancer Center in Philadelphia, PA, will be utilized for research purposes under a previously announced Small Business Technology Transfer grant awarded by the National Institutes of Health ("NIH"). The CellTracks Analyzer II is the next generation analyzer to Immunicon's CellSpotter(R) Analyzer, launched in 2004, and improves the scanning procedure for identifying and counting rare cells. Immunicon received U.S. Food and Drug Administration 510(k) clearance for CellTracks Analyzer II in March 2005.

        A copy of Immunicon's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        The information in this Current Report on Form 8-K, including the exhibit hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS.

       (c) Exhibits.

             99.1 - Press release dated June 30, 2005

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        IMMUNICON CORPORATION

Date:  June 30, 2005                    By:    JAMES G. MURPHY
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                                        Name:  James G. Murphy
                                        Title: Senior Vice President,
                                               Finance and Administration and
                                               Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER    DOCUMENT
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99.1              Press release dated June 30, 2005.